Exhibit 10.2

ESCROW AGREEMENT

by and among

WMI HOLDINGS CORP.

and

CITIBANK, N.A., as Escrow Agent

Dated as of January 5, 2015

ESCROW AGREEMENT (this “Agreement”), dated as of January 5, 2015, by and among WMI Holdings Corp., a corporation organized under the laws of Washington (the “Company”), and Citibank, N.A., a national banking association organized and existing under the laws of the United States of America (“Citibank”) and acting through its Agency and Trust Division and solely in its capacity as escrow agent under this Agreement, and any successors appointed pursuant to the terms hereof (Citibank in such capacity, the “Escrow Agent”).

WHEREAS, pursuant to the Certificate of Designation, dated as of the date hereof (the “Certificate of Designation”), of the Company’s 3.00% Series B Convertible Preferred Stock, par value $0.00001 and liquidation preference $1,000 per share (the “Series B Preferred Stock”) and the Purchase Agreement, dated as of December 19, 2014 (the “Purchase Agreement”), by and among the Company, Citigroup Global Markets Inc. and KKR Capital Markets LLC, relating to the purchase and sale of the Series B Preferred Stock, the Company has agreed to establish an escrow arrangement for the purposes set forth therein.

WHEREAS, the Company wishes to appoint Citibank as Escrow Agent and Citibank is willing to accept such appointment and to act as Escrow Agent, in each case upon the terms and conditions of this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby irrevocably acknowledged, the parties hereto agree as follows:

1. Establishment of Escrow Account. On the date hereof, the Company shall cause to be deposited with the Escrow Agent in immediately available funds the amount of $598,500,000, representing the initial net proceeds (before offering expenses) as of the date hereof from the purchase and sale of 600,000 shares of the Series B Preferred Stock pursuant to the Purchase Agreement (the “Escrow Deposit”, and together with any investment income or proceeds received from the investment thereof from time to time pursuant to Section 3 below, collectively, the “Escrow Property”), and the Escrow Agent shall hold the Escrow Deposit in a non-interest bearing account established with the Escrow Agent (the “Escrow Account”). The Escrow Agent hereby agrees that, upon receipt of the Escrow Deposit, it will execute in writing a cross receipt acknowledging receipt of the Escrow Deposit.

2. Claims and Payment; Release from Escrow.

(a) Reincorporation. If, at any time the Escrow Agent receives a certificate, substantially in the form attached hereto as Annex A (the “Reincorporation Certificate”), the Escrow Agent shall, on the Escrow Release Date specified therein, disburse from the Escrow Account pursuant to the instructions set forth therein. Notwithstanding the foregoing, in the event that the Escrow Agent receives the Reincorporation Certificate at or after 11:00 a.m. (New York City time) and the Escrow Release Date specified therein is the date the Escrow Agent receives such Reincorporation Certificate, the Escrow Agent shall use commercially reasonable efforts to disburse from the Escrow Account pursuant to the instructions set forth therein on the same Business Day, but shall not be required to disburse from the Escrow Account until the next succeeding Business Day (which shall then become the Escrow Release Date); provided, that, if on the day the Escrow Agent receives the Reincorporation Certificate the Escrow Property is invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), having a maturity of 180 days or less (such securities, for the purposes of this Escrow Agreement, “U.S. Government Securities”), and the Escrow Release Date specified therein is the date the Escrow Agent receives such Reincorporation Certificate, the Escrow Agent shall use commercially reasonable efforts to disburse from the Escrow Account pursuant to the instructions set forth therein, but if the Escrow Agent is unable to so disburse, the Escrow Agent shall use commercially reasonable efforts to disburse from the Escrow Account pursuant to the instructions set forth therein on the next succeeding Business Day (which shall then become the Escrow Release Date). The Escrow Agent shall be fully protected acting in reliance upon such Reincorporation Certificate, and shall have no duty or obligation to determine whether such Reincorporation Certificate complies with the terms of the Purchase Agreement or otherwise.

(b) Acquisition and/or Acquisition Related Fees and Expenses. If, at any time the Escrow Agent receives a certificate, substantially in the form attached hereto as Annex B (the “Acquisition Certificate”), the Escrow Agent shall, on the Escrow Release Date specified therein, disburse from the Escrow Account pursuant to the instructions set forth therein. Notwithstanding the foregoing, in the event that the Escrow Agent receives the Acquisition Certificate at or after 11:00 a.m. (New York City time) and the Escrow Release Date specified therein is the date the Escrow Agent receives such Acquisition Certificate, the Escrow Agent shall use commercially reasonable efforts to disburse from the Escrow Account pursuant to the instructions set forth therein on the same Business Day, but shall not be required to disburse from the Escrow Account until the next succeeding Business Day (which shall then become the Escrow Release Date); provided, that, if on the day the Escrow Agent receives the Acquisition Certificate the Escrow Property is invested in U.S. Government Securities, and the Escrow Release Date specified therein is the date the Escrow Agent receives such Acquisition Certificate, the Escrow Agent shall use commercially reasonable efforts to disburse from the Escrow Account pursuant to the instructions set forth therein, but if the Escrow Agent is unable to so disburse, the Escrow Agent shall use commercially reasonable efforts to disburse from the Escrow Account pursuant to the instructions set forth therein on the next succeeding Business Day (which shall then become the Escrow Release Date). The Escrow Agent shall be fully protected acting in reliance upon such Acquisition Certificate, and shall have no duty or obligation to determine whether such Acquisition Certificate complies with the terms of the Purchase Agreement or otherwise.

(c) Put Event. If, at any time the Escrow Agent receives a certificate, substantially in the form attached hereto as Annex C (the “Put Event Certificate”), the Escrow Agent shall, on the Escrow Release Date specified therein, disburse from the Escrow Account pursuant to the instructions set forth therein. Notwithstanding the foregoing, in the event that the Escrow Agent receives the Put Event Certificate at or after 11:00 a.m. (New York City time) and the Escrow Release Date specified therein is the date the Escrow Agent receives such Put Event Certificate, the Escrow Agent shall use commercially reasonable efforts to disburse from the Escrow Account pursuant to the instructions set forth therein on the same Business Day, but shall not be required to disburse from the Escrow Account until the next succeeding Business Day

(which shall then become the Escrow Release Date); provided, that, if on the day the Escrow Agent receives the Put Event Certificate the Escrow Property is invested in U.S. Government Securities, and the Escrow Release Date specified therein is the date the Escrow Agent receives such Put Event Certificate, the Escrow Agent shall use commercially reasonable efforts to disburse from the Escrow Account pursuant to the instructions set forth therein, but if the Escrow Agent is unable to so disburse, the Escrow Agent shall use commercially reasonable efforts to disburse from the Escrow Account pursuant to the instructions set forth therein on the next succeeding Business Day (which shall then become the Escrow Release Date). The Escrow Agent shall be fully protected acting in reliance upon such Put Event Certificate, and shall have no duty or obligation to determine whether such Put Event Certificate complies with the terms of the Purchase Agreement or otherwise.

(d) Mandatory Redemption. If, at any time the Escrow Agent receives a certificate, substantially in the form attached hereto as Annex D (the “Mandatory Redemption Certificate”), the Escrow Agent shall, on the Escrow Release Date specified therein, disburse from the Escrow Account pursuant to the instructions set forth therein. Notwithstanding the foregoing, in the event that the Escrow Agent receives the Mandatory Redemption Certificate at or after 11:00 a.m. (New York City time) and the Escrow Release Date specified therein is the date the Escrow Agent receives such Mandatory Redemption Certificate, the Escrow Agent shall use commercially reasonable efforts to disburse from the Escrow Account pursuant to the instructions set forth therein on the same Business Day, but shall not be required to disburse from the Escrow Account until the next succeeding Business Day (which shall then become the Escrow Release Date); provided, that, if on the day the Escrow Agent receives the Mandatory Redemption Certificate the Escrow Property is invested in U.S. Government Securities, and the Escrow Release Date specified therein is the date the Escrow Agent receives such Mandatory Redemption Certificate, the Escrow Agent shall use commercially reasonable efforts to disburse from the Escrow Account pursuant to the instructions set forth therein, but if the Escrow Agent is unable to so disburse, the Escrow Agent shall use commercially reasonable efforts to disburse from the Escrow Account pursuant to the instructions set forth therein on the next succeeding Business Day (which shall then become the Escrow Release Date). The Escrow Agent shall be fully protected acting in reliance upon such Mandatory Redemption Certificate, and shall have no duty or obligation to determine whether such Mandatory Redemption Certificate complies with the terms of the Purchase Agreement or otherwise.

(e) Offering Related Expenses. If, at any time prior to 5:00 p.m. (New York City time) on February 15, 2015, the Escrow Agent receives a certificate, substantially in the form attached hereto as Annex E (the “Offering Expense Certificate”), the Escrow Agent shall, on the Escrow Release Date specified therein, disburse from the Escrow Account pursuant to the instructions set forth therein. Notwithstanding the foregoing, in the event that the Escrow Agent receives the Offering Expense Certificate at or after 11:00 a.m. (New York City time) and the Escrow Release Date specified therein is the date the Escrow Agent receives such Offering Expense Certificate, the Escrow Agent shall use commercially reasonable efforts to disburse from the Escrow Account pursuant to the instructions set forth therein on the same Business Day, but shall not be required to disburse from the Escrow Account until the next succeeding Business Day (which shall then become the Escrow Release Date); provided, that, if on the day the Escrow Agent receives the Offering Expense Certificate the Escrow Property is invested in U.S.

Government Securities, and the Escrow Release Date specified therein is the date the Escrow Agent receives such Offering Expense Certificate, the Escrow Agent shall use commercially reasonable efforts to disburse from the Escrow Account pursuant to the instructions set forth therein, but if the Escrow Agent is unable to so disburse, the Escrow Agent shall use commercially reasonable efforts to disburse from the Escrow Account pursuant to the instructions set forth therein on the next succeeding Business Day (which shall then become the Escrow Release Date). The Escrow Agent shall be fully protected acting in reliance upon such Offering Expense Certificate, and shall have no duty or obligation to determine whether such Offering Expense Certificate complies with the terms of the Purchase Agreement or otherwise.

(f) Release upon Qualified Acquisition. If, at any time following the consummation of a Qualified Acquisition, the Escrow Agent receives a certificate, substantially in the form attached hereto as Annex F (the “Release Certificate”), the Escrow Agent shall, on the Escrow Release Date specified therein, disburse from the Escrow Account pursuant to the instructions set forth therein. Notwithstanding the foregoing, in the event that the Escrow Agent receives the Release Certificate at or after 11:00 a.m. (New York City time) and the Escrow Release Date specified therein is the date the Escrow Agent receives such Release Certificate, the Escrow Agent shall use commercially reasonable efforts to disburse from the Escrow Account pursuant to the instructions set forth therein on the same Business Day, but shall not be required to disburse from the Escrow Account until the next succeeding Business Day (which shall then become the Escrow Release Date); provided, that, if on the day the Escrow Agent receives the Release Certificate, the Escrow Property is invested in U.S. Government Securities, and the Escrow Release Date specified therein is the date the Escrow Agent receives such Release Certificate, the Escrow Agent shall use commercially reasonable efforts to disburse from the Escrow Account pursuant to the instructions set forth therein, but if the Escrow Agent is unable to so disburse, the Escrow Agent shall use commercially reasonable efforts to disburse from the Escrow Account pursuant to the instructions set forth therein on the next succeeding Business Day (which shall then become the Escrow Release Date). The Escrow Agent shall be fully protected acting in reliance upon such Release Certificate, and shall have no duty or obligation to determine whether such Release Certificate complies with the terms of the Purchase Agreement or otherwise.

The Reincorporation Certificate, the Acquisition Certificate, the Put Event Certificate, the Mandatory Redemption Certificate, the Offering Expense Certificate and the Release Certificate are each referred to herein as a “Certificate” and collectively as the “Certificates.”

3. Investment of Funds.

(a) Initially, the Escrow Deposit shall be invested in the Treasury Securities (8305) Institutional Class Portfolio of the Morgan Stanley Institutional Liquidity Funds. Thereafter, the Escrow Agent shall invest the Escrow Deposit in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 180 days or less, or deposit the Escrow Deposit in a demand account with Citibank N.A., pursuant to and as instructed by the Company, but subject to the availability of such investment or account to the Escrow Agent. If the Escrow Agent is required to liquidate any government securities before their stated maturity date (other than time deposits which cannot be liquidated prior to their stated maturity date), the Escrow Agent shall be entitled to deduct any reasonable out-of-pocket costs and expenses associated with such early liquidation from the proceeds received therefrom prior to disbursement of the Escrow Property pursuant to Section 2. If the Escrow Property is insufficient to pay or reimburse the Escrow Agent for such costs and expenses, then the Company agrees to pay or reimburse the Escrow Agent for such costs and expenses. Without limiting the foregoing, the Company may at any time instruct the Escrow Agent in writing to invest the Escrow Property in specific money market fund investments meeting the conditions of Rule 2a-7 promulgated under the Investment Company Act; provided, however, that if the Escrow Agent receives any such investment instructions from the Company at or after 11:00 a.m., the Escrow Agent shall use commercially reasonable efforts to invest the Escrow Property in such specific money market fund investments on the same Business Day but shall not be required to invest the Escrow Property until the next succeeding Business Day, and such investment(s) must be available to the Escrow Agent; provided, further, that, if on the date the Escrow Agent receives any such investment instructions the Escrow Property is invested in U.S. Government Securities, and such investment instructions instruct the Escrow Agent to invest the Escrow Property in such specific money market fund investments on the date the Escrow Agent receives such investment instructions, the Escrow Agent shall use commercially reasonable efforts to comply with any such investment instructions, but if the Escrow Agent is not able to so comply, the Escrow Agent shall use commercially reasonable efforts to invest the Escrow Property in such specific money market fund investments on the next succeeding Business Day. The Escrow Agent shall have no duty or obligation to determine whether any investment selected by the Company complies with the Investment Company Act or the Purchase Agreement. The Escrow Agent shall invest the Escrow Deposit on the date of deposit, provided that it is received on or before 11:00 a.m. New York City time. Any Escrow Deposit received by the Escrow Agent after 11:00 a.m. New York City time shall be treated as if received on the following Business Day. For purposes of this Agreement, “Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in The City of New York.

(b) Any investment direction contained herein may be executed through an affiliated broker dealer of the Escrow Agent. Neither the Escrow Agent nor any of its affiliates assume any duty or liability for monitoring the investment rating.

4. Tax Matters.

(a) The Company agrees that, unless otherwise specified in this Agreement, any earnings or proceeds received on or distributions from the Escrow Property during a calendar year period shall be treated as the income of the Company and shall be reported on an annual basis by the Escrow Agent on the appropriate United States Internal Revenue Service (“IRS”) Form 1099 (or IRS Form 1042-S), as required pursuant to the United States Internal Revenue Code of 1986, as amended (“Code”) and the U.S. Treasury Regulations promulgated thereunder.

(b) If IRS imputed interest requirements apply, the Company is solely responsible to inform the Escrow Agent, provide the Escrow Agent with all imputed interest calculations, and direct the Escrow Agent to disburse imputed interest amounts. The Escrow

Agent shall rely solely on such provided calculations and information and shall have no responsibility for the accuracy or completeness of any such calculations or information or for the failure of the Company to provide such calculations or information.

(c) The Company shall upon the execution of this Agreement provide the Escrow Agent with a duly completed and properly executed IRS Form W-9 (or original applicable IRS Form W-8, in the case of a non-U.S. person) along with any supporting documentation certifying the Company’s tax status for U.S. tax information reporting purposes and tax identification number. In the event the payee is not a party to this Agreement, the Company shall provide the Escrow Agent with the applicable duly completed and properly executed IRS Form along with any required supporting documentation from such payee prior to payment being made. The Company understands that, in the event valid U.S. tax forms or other required supporting documentation are not provided to the Escrow Agent, the tax law may require withholding of tax on any earnings, proceeds or distributions from the Escrow Property and further, such withholdings will be taken from the Escrow Property and deposited with the IRS in the manner prescribed for the Escrow Agent to perform its reporting obligations under the Code and the U.S. Treasury Regulations promulgated thereunder and any other applicable law or regulation.

(d) Should the Escrow Agent become liable for the payment of taxes, including withholding taxes relating to any funds, including interest and penalties thereon, held by it pursuant to this Agreement or any payment made hereunder, the Company agrees to reimburse the Escrow Agent for such taxes, interest and penalties upon demand. Without limiting the foregoing, the Escrow Agent shall be entitled to deduct such taxes, interest and penalties from the Escrow Property.

(e) The Company and the Escrow Agent agree that the Escrow Agent will not be responsible for providing tax reporting and withholding for payments which are for compensation for services performed by an employee or independent contractor.

(f) The Escrow Agent’s rights under this Section shall survive the termination of this Agreement or the resignation or removal of the Escrow Agent.

5. Concerning the Escrow Agent.

(a) Escrow Agent Duties. The Company acknowledges and agrees that (i) the duties, responsibilities and obligations of the Escrow Agent shall be limited to those expressly set forth in this Agreement, each of which is administrative or ministerial (and shall not be construed to be fiduciary) in nature, and no duties, responsibilities or obligations shall be inferred or implied, (ii) the Escrow Agent shall not be responsible for any of the agreements referred to or described herein (including without limitation the Purchase Agreement), or for determining or compelling compliance therewith, and shall not otherwise be bound thereby, and (iii) the Escrow Agent shall not be required to expend or risk any of its own funds to satisfy payments from the Escrow Property hereunder.

(b) Liability of Escrow Agent. The Escrow Agent shall not be liable for any damage, loss or injury resulting from any action taken or omitted in the absence of fraud, gross negligence or willful misconduct (as finally adjudicated by a court of competent jurisdiction). In no event shall the Escrow Agent be liable for indirect, incidental, consequential, punitive or special losses or damages, regardless of the form of action and whether or not any such losses or damages were foreseeable or contemplated. The Escrow Agent shall not be liable or responsible for the investment or reinvestment of any Escrow Property, or any liquidation of such investment or reinvestment, executed in accordance with the terms of this Agreement, including, without limitation, any liability for any delays in the investment or reinvestment of the Escrow Property, any loss of interest incident to any such delays, or any loss or penalty as a result of the liquidation of any investment before its stated maturity date. The Escrow Agent shall be entitled to rely upon any instruction, notice, request or other instrument delivered to it by the Company without being required to determine the authenticity or validity thereof, or the truth or accuracy of any information stated therein. The Escrow Agent may act in reliance upon any signature believed by it to be genuine and may assume that any person purporting to make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so. The Escrow Agent may consult with counsel satisfactory to it, and the opinion or advice of such counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it in good faith and in accordance with the opinion and advice of such counsel, except to the extent resulting from the Escrow Agent’s fraud, gross negligence or willful misconduct (as finally adjudicated by a court of competent jurisdiction). The Escrow Agent shall not incur any liability for not performing any act or fulfilling any obligation hereunder by reason of any occurrence beyond its control (including, without limitation, any provision of any future law or regulation or any act of any governmental authority, any act of God or war or terrorism, or the unavailability of the Federal Reserve Bank wire services or any electronic communication facility).

(c) Reliance on Orders. The Escrow Agent is authorized to comply with final orders issued or process entered by any court with respect to the Escrow Property, without determination by the Escrow Agent of such court’s jurisdiction in the matter. If any portion of the Escrow Property is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, the Escrow Agent is authorized to rely upon and comply with any such order, writ, judgment or decree which it is advised is binding upon it without the need for appeal or other action; and if the Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to the Company hereto or to any other person or entity by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

(d) Unlawful Gambling. In accordance with the Unlawful Internet Gambling Act (the “Act”), the Company may not use the Escrow Account or other Citibank facilities in the United States to process ‘restricted transactions’ as such term is defined in 31 CFR Section 132.2(y). Therefore, neither the Company nor any person who has an ownership interest in or control over the Escrow Account may use it to process or facilitate payments for prohibited internet gambling transactions. For more information about the Act, including the types of transactions that are prohibited, please refer to the following link: http://www.federalreserve.gov/NEWSEVENTS/PRESS/BCREG/20081112B.HTM.

(e) Secure E-mail. Notwithstanding anything to the contrary herein, any and all e-mail communications (both text and attachments) by or from the Escrow Agent that the Escrow Agent deems to contain confidential, proprietary, and/or sensitive information shall be encrypted. The recipient (the “E-mail Recipient”) of the encrypted e-mail communication will be required to complete a registration process. Instructions on how to register and/or retrieve an encrypted message will be included in the first secure e-mail sent by the Escrow Agent to the E-mail Recipient. For additional information and assistance call (866) 535-2504 (in the U.S.), (904) 954-6181 (outside the U.S.), or contact the Escrow Agent.

(f) Tax Advice. The Escrow Agent, its affiliates, and its employees are not in the business of providing tax or legal advice to any taxpayer outside of the Escrow Agent and its affiliates. This Agreement and any amendments or attachments are not intended or written to be used, and cannot be used or relied upon, by any such taxpayer or for the purpose of avoiding tax penalties. Any such taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

6. Compensation, Expense Reimbursement and Indemnification.

(a) Compensation. The Company covenants and agrees to pay the Escrow Agent’s fees and expenses specified in Schedule A. Any attorney’s fees incurred in connection with the preparation and negotiation of this Agreement and any Escrow Agent acceptance fees shall be due and payable upon execution of this Agreement.

(b) Security and Offset. The Company hereby grants to the Escrow Agent a first lien upon, and right of offset against, the Escrow Property with respect to any fees or expenses due to the Escrow Agent hereunder (including any claim for indemnification hereunder). In the event that any fees or expenses, or any other obligations owed to the Escrow Agent (or its counsel) are not paid to the Escrow Agent within 30 calendar days following the presentment of an invoice for the payment of such fees and expenses or the demand for such payment, then the Escrow Agent may, without further action or notice, pay such fees from the Escrow Property and may sell, convey or otherwise dispose of any Escrow Property for such purpose. The Escrow Agent may in its sole discretion withhold from any distribution of the Escrow Property an amount of such distribution it reasonably believes would, upon sale or liquidation, produce proceeds equal to any unpaid amounts to which the Escrow Agent is entitled to hereunder.

(c) Indemnification. The Company covenants and agrees to indemnify the Escrow Agent and its employees, officers, directors, affiliates, and agents (each, an “Indemnified

Party”) for, hold each Indemnified Party harmless from, and defend each Indemnified Party against, any and all claims, losses, actions, liabilities, costs, damages and expenses of any nature incurred by any Indemnified Party, whether direct, indirect or consequential, arising out of or in connection with this Agreement or with the administration of its duties hereunder (including but not limited to reasonable attorney’s fees and documented out-of-pocket costs and expenses), tax liabilities (including any taxes, interest and penalties but excluding any income tax liabilities associated with the Escrow Agent’s fees), and other reasonable out-of-pocket costs and expenses of defending or preparing to defend against any claim of liability (whether threatened or initiated), except to the extent such loss, liability, damage, cost or expense shall have been finally adjudicated by a court of competent jurisdiction to have resulted from the fraud, gross negligence or willful misconduct of the Indemnified Party. Each Indemnified Party shall have the right to select and employ separate counsel with respect to any action or claim brought or asserted against it, and the reasonable fees and reasonable out-of-pocket expenses of such counsel shall be paid within 30 days of receipt by the Company of an invoice delivered by or on behalf of the Interested Parties jointly and severally. The foregoing indemnification and agreement to hold harmless shall survive the termination of this Agreement and the resignation or removal of the Escrow Agent.

7. Dispute Resolution. In the event of any disagreement among the Company and any other person, resulting in adverse claims or demands being made in a court of competent jurisdiction with respect to the subject matter of this Agreement, or in the event that the Escrow Agent, in good faith, is in doubt as to any action it should take hereunder, the Escrow Agent may, at its option, refuse to comply with any claims or demands and refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, the Escrow Agent shall not be liable in any way or to any person for its failure or refusal to act, and the Escrow Agent shall be entitled to continue to so refuse to act and refrain from acting until (i) the rights of all parties having or claiming an interest in the Escrow Property or the Escrow Account shall have been fully and finally adjudicated by a court of competent jurisdiction, or all differences and doubts shall have been resolved by agreement among all of the parties, and (ii) the Escrow Agent shall, in the case of adjudication by a court of competent jurisdiction, have received a final order, judgment or decree by such court of competent jurisdiction, which order, judgment or decree is not subject to appeal, and in the case of resolution of differences and doubts by agreement, have received a notice in writing signed by an Authorized Person (as defined below) of the parties setting forth in detail the agreement. The Escrow Agent shall be entitled to receive (from and at the expense of the presenting party) an opinion of counsel to the effect that any order, judgment or decree is final and not subject to appeal. The Escrow Agent shall have the option, after 30 calendar days’ notice to the Company of its intention to do so, to petition (by means of filing an action in interpleader or any other appropriate method) any court of competent jurisdiction, for instructions with respect to any dispute or uncertainty, and to the extent required or permitted by law, pay into such court the Escrow Property for holding and disposition in accordance with the instructions of such court. The costs and expenses (including reasonable attorneys’ fees and expenses) incurred by the Escrow Agent in connection with such proceeding shall be paid by the Company. The rights of the Escrow Agent under this Section 7 are cumulative of all other rights which it may have by law or otherwise.

8. Exclusive Benefit. Except as specifically set forth in this Agreement, this Agreement is for the exclusive benefit of the parties to this Agreement and their respective permitted successors, and shall not be deemed to give, either expressly or implicitly, any legal or equitable right, remedy, or claim to any other entity or person whatsoever. No party may assign any of its rights or obligations under this Agreement without the prior written consent of the other parties.

9. Resignation and Removal.

(a) The Company may remove the Escrow Agent at any time by giving to the Escrow Agent thirty (30) calendar days’ prior written notice of removal signed by an Authorized Person of the Company. The Escrow Agent may resign at any time by giving to the Company thirty (30) calendar days’ prior written notice of resignation.

(b) Within thirty (30) calendar days after giving the foregoing notice of removal to the Escrow Agent or within thirty (30) calendar days after receiving the foregoing notice of resignation from the Escrow Agent, the Company shall appoint a successor escrow agent and give notice of such successor escrow agent to the Escrow Agent. If a successor escrow agent has not accepted such appointment by the end of such (i) 30-day period, in the case of the Escrow Agent’s removal, or (ii) 30-day period, in the case of the Escrow Agent’s resignation, the Escrow Agent may either (A) safe keep the Escrow Property until a successor escrow agent is appointed, without any obligation to invest the same or continue to perform under this Agreement, or (B) apply to a court of competent jurisdiction for the appointment of a successor escrow agent or for other appropriate relief.

(c) Upon receipt of notice of the identity of the successor escrow agent, the Escrow Agent shall either deliver the Escrow Property then held hereunder to the successor escrow agent, less the Escrow Agent’s fees, costs and expenses, or hold such Escrow Property (or any portion thereof) pending distribution, until all such fees, costs and expenses are paid to it.

(d) Upon delivery of the Escrow Property to the successor escrow agent, the Escrow Agent shall have no further duties, responsibilities or obligations hereunder; provided, that the Escrow Agent will use its commercially reasonable efforts to provide the Company and the successor escrow agent with any information reasonably requested by the Company or the successor escrow agent in connection with any tax reporting or other compliance obligations required by law that relate to the period prior to the delivery of the Escrow Property to the successor escrow agent.

10. Governing Law; Jurisdiction; Waivers.

(a) The parties agree (pursuant to Section 5-1401 of the General Obligations Law of the State of New York) that, to the extent such laws would otherwise not apply, this Agreement (including this choice-of-law provision) and the rights and obligations of the parties to this Agreement shall be governed by, construed in accordance with, and all controversies and disputes arising under, in connection with or in relation to this Agreement shall be resolved pursuant to the laws of the State of New York applicable to contracts made and to be wholly performed in the State of New York.

(b) The parties irrevocably and unconditionally submit to the exclusive jurisdiction of the federal and state courts located in the Borough of Manhattan, City, County and State of New York, for any proceedings commenced regarding this Agreement, including, but not limited to, any interpleader proceeding or proceeding for the appointment of a successor escrow agent the Escrow Agent may commence pursuant to this Agreement. The parties irrevocably submit to the jurisdiction of such courts for the determination of all issues in such proceedings and irrevocably waive any objection to venue or inconvenient forum for any proceeding brought in any such court.

(c) To the extent that in any jurisdiction the Company may be entitled to claim, for itself or its assets, immunity from suit, execution, attachment (whether before or after judgment) or other legal process, each such party hereby irrevocably agrees not to claim, and hereby waives, such immunity.

(d) The parties irrevocably and unconditionally waive any right to trial by jury with respect to any proceeding relating to this Agreement.

11. Identifying Information. To help the U.S. government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When an account is opened, the Escrow Agent will ask for information that will allow the Escrow Agent to identify relevant parties. The Company hereby acknowledges such information disclosure requirements and agrees to comply with all such information disclosure requests from time to time from the Escrow Agent.

12. Notices; Instructions.

(a) Any notice or instruction permitted or required hereunder shall be in writing in English, and shall be sent (i) by personal delivery, (ii) by a nationally recognized overnight courier or delivery service, (iii) by registered or certified mail, return receipt requested, postage prepaid, (iv) by confirmed facsimile, or (v) by e-mail with a PDF attachment thereto of an executed document, in each case addressed to the address and person(s) designated below their respective signature hereto (or to such other address as any such party may hereafter designate by written notice to the other parties). Notices to the Escrow Agent shall only be effective upon actual receipt by the Escrow Agent. Any notice or instruction must be executed by an authorized person of the Company (the person(s) so designated from time to time, the “Authorized Persons”). The identity of such Authorized Persons, as well as their specimen signature, title, telephone number and e-mail address, shall be delivered to the Escrow Agent in the list of authorized signer forms as set forth on Schedule B and shall remain in effect until the Company notifies the Escrow Agent of any change thereto. Any instructions regarding funds transfer should contain a selected test word also evidenced on Schedule B. Test words must contain at least 8 alphanumeric characters, established at document execution. In addition or in lieu of test words, the Escrow Agent is authorized to seek confirmation of such notice or instruction by telephone call back to the applicable person(s) set forth on Schedule B and the Escrow Agent may rely upon the confirmations of anyone purporting to be the person(s) so designated, and further to ensure the accuracy of the notice or instruction it receives, the Escrow Agent may record such call backs. If the Escrow Agent is unable to verify or is not satisfied in its sole discretion with the verification it receives, it will not execute the instruction until all issues have been resolved to its satisfaction. The persons and telephone numbers for call backs may be changed only in writing, signed by an Authorized Person, actually received and acknowledged by the Escrow Agent. The Company agrees that the above security procedures are commercially reasonable.

(b) Any funds to be paid by the Escrow Agent hereunder shall be sent by wire transfer pursuant the instructions set forth in the applicable Certificate delivered to the Escrow Agent. Any funds to be paid to the Escrow Account shall be sent by wire transfer to:

CITIBANK, N.A.

ABA: 0210-0008-9

Account Name: Escrow Concentration Account

A/C#.: 36855852

Ref: A/C 113910 WMI Hldgs

13. Amendment, Waiver. Except as specifically set forth in this Agreement, any amendment of this Agreement shall be binding only if evidenced by a writing signed by each of the parties to this Agreement. No waiver of any provision hereof shall be effective unless expressed in writing and signed by the party to be charged.

14. Severability. The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision. If any provision of this Agreement is held to be unenforceable as a matter of law, the other provisions shall not be affected thereby and shall remain in full force and effect.

15. Entire Agreement, No Third Party Beneficiaries. This Agreement constitutes the entire agreement between the parties relating to the holding, investment and disbursement of the Escrow Property and sets forth in its entirety the obligations and duties of the Escrow Agent with respect to the Escrow Property. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

16. Termination. This Agreement shall terminate and the Escrow Account shall be closed upon the distribution of all Escrow Property from the Escrow Account established hereunder in accordance with the terms of this Agreement, subject, however, to the survival of obligations specifically contemplated in this Agreement to so survive.

17. Use of Name. No printed or other material in any language, including prospectuses, notices, reports, and promotional material which mentions “Citibank”, “Citigroup” or “Citi” by name solely in its capacity as the Escrow Agent under this Agreement or the rights, powers, or duties of the Escrow Agent under this Agreement shall be issued by the Company, or on the Company’s behalf, without the prior written consent of the Escrow Agent.

18. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement. Facsimile or PDF signatures on counterparts of this Agreement shall be deemed original signatures with all rights accruing thereto except in respect to any Non-US entity, whereby originals are required.

19. Mergers and Conversions. Any corporation or entity into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or entity resulting from any merger, conversion or consolidation to which the Escrow Agent will be a party, or any corporation or entity succeeding to the business of the Escrow Agent will be the successor of the Escrow Agent hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

20. Definitions.

“Escrow Release Date” means the date specified on each Certificate, as applicable, received by the Escrow Agent.

All capitalized terms used but not defined herein (including with respect to the Schedules and Annexes attached hereto) shall have the meanings given such terms in the Certificate of Designation or the Purchase Agreement, as applicable. Notwithstanding the foregoing, the use of capitalized terms defined in the Certificate of Designation or the Purchase Agreement is solely for the convenience of the Company and knowledge of the meanings of such capitalized terms contained in the Certificate of Designation or the Purchase Agreement shall not be imputed to the Escrow Agent.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by a duly authorized representative as of the day and year first written above.

CITIBANK, N.A.,
as Escrow Agent

By:	/s/ Miriam Molina
Name: Miriam Molina
Title: Vice President

Notice to:
Citibank, N.A.
Agency & Trust
388 Greenwich Street, 14th Floor
New York, NY 10013 Attn.: Mary Ellen Connolly
Phone: (201) 763-1884
Facsimile: (973) 461-7191 or
(973) 461-7192
E-mail: mary.e.connolly@citi.com

With a copy to (if by personal delivery, overnight courier or registered or certified mail):

Citibank, N.A., as Escrow Agent
Agency & Trust
480 Washington Blvd. 18th Floor Jersey City, NJ 07310
Attn: Mary Ellen Connolly

WMI HOLDINGS CORP.

By:	/s/ Charles Edward Smith
Name: Charles Edward Smith
Title: President, Interim Chief Executive Officer, Interim Chief Legal Officer and Secretary

Notice to:
WMI Holdings Corp.
1201 Third Avenue, Suite 3000
Seattle, Washington 98101
Attn.: Interim Chief Executive Officer
Phone: (206) 432-8731
Facsimile: (206) 432-8877
E-mail: chad.smith@wamuinc.net

List of Schedules

A	Escrow Agent Fee Schedule
B	Authorized List of Signers

List of Annexes

A	Reincorporation Certificate
B	Acquisition Certificate
C	Put Event Certificate
D	Mandatory Redemption Certificate
E	Offering Expense Certificate
F	Release Certificate

SCHEDULE A

ESCROW AGENT FEE SCHEDULE

Acceptance Fee:

To cover the acceptance of the Escrow Agent appointment, the study of the Escrow Agreement and all supporting documents submitted in connection with the execution and delivery of this transaction, communication with other members of the working group.

$2,500 onetime fee

Escrow Administration Fee:

To cover the administrative functions of the Escrow Agent under the Escrow Agreement, including the establishment and maintenance of the escrow account and activation, safekeeping of assets, maintenance of the records, follow-up of the agreement provisions, disbursements, and other duties required of the agent under the terms of the agreements.

$25,000 Annual Fee

Legal Fees:

To cover the review of legal documents and any amendments of legal documents by Citi’s outside counsel on behalf of the agent, if necessary.

AT COST (due at closing)

Amendment Fee: (if applicable)

To cover the administrative functions required to amend the Agreements. Fee to be mutually agreed upon prior to review by Citi of any amendment

A-1

Schedule Assumptions:

•	Establishment of an escrow account to hold approximately $600 MM U.S. Government obligations for up to 3 years with disbursements as directed under the agreement.

•	Documentation to be governed under the laws of New York.

•	Subject to standard due diligence procedures on the parties to the Escrow Agreement and on the source of funds.

•	Subject to internal approval and satisfactory review of documentation.

•	Funds in the escrow account to be invested in U.S. Government obligations with a maturity of 6 months or less.

The above schedule of fees does not include reasonable charges for out-of-pocket expenses or for any services of an extraordinary nature that Citi or its legal counsel may be called upon from time to time to perform in either an agency or fiduciary capacity. Fees are also subject to Citi’s satisfactory review of the documentation, and Citi reserves the right to modify them should the characteristics of the transaction change. Citi’s participation in this transaction is subject to internal approval of all parties depositing moneys into the accounts and able to direct the agent. This Fee Schedule is offered for and applicable to the transaction described on page one only, and is guaranteed for sixty days from the date on this proposal. After sixty days, this offer can be extended in writing only.

In accordance with US regulations regarding anti-money laundering and terrorist financing, Federal law requires Citi to obtain, verify and record information that identifies each business or entity that opens an account or establishes a relationship with Citi. What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number, that Federal law requires us to obtain. In accordance with the Unlawful Internet Gambling Act (the “Act”), Citibank, N.A. accounts or other Citibank, N.A. facilities in the United States may not be used to process “restricted transactions” as such term is defined in U.S. 31 CFR Section 132.2(y). We appreciate your cooperation.

A-1

SCHEDULE B

AUTHORIZED LIST OF SIGNERS

This form supplements the Agreement and related documents and applies to instruction given by facsimile (or e-mail with .pdf attachment) for securities or funds transfers and for other purposes under the Agreement. In giving any facsimile (or e-mail with .pdf attachment) instruction as specified in the Agreement the Company acknowledges that facsimile (or e-mail with .pdf attachment) present a high degree of risk or error, security, and privacy. Nevertheless the Company wishes to use facsimile (or e-mail with .pdf attachment) as a means of instruction. The Company designates below the individuals who are authorized to initiate transfers or other instructions by facsimile (or e-mail with .pdf attachment) on behalf of the Company and select the security procedures specified herein. The Company accepts the associated risks of unauthorized or erroneous instruction and agrees to be bound by such instruction whether or not actually authorized by the Company, provided the Escrow Agent has complied with the stated security procedure. The Company is responsible for keeping confidential the contents of this Schedule B. The Company should be careful in completing this Schedule B as it may be rejected if it contains erasures or white outs.

☐ New	☐ Addition	☐ Supersede

WMI HOLDINGS CORP.

Specimen Signature
Name	Charles Edward Smith
Title	Interim CEO and Secretary
Phone	(206) 432-8731
E-mail Address	Chad.Smith@wamuinc.net	/s/ Charles Edward Smith

Name	Timothy F. Jaeger
Title	Interim Chief Financial Officer
Phone	(707) 484-8607
E-mail Address	TimJaeger@cxoc.com	/s/ Timothy F. Jaeger

Name	Vicky Wu
Title	Director of Finance
Phone	(206) 432-8772
E-mail Address	Vicky.Wu@wamuinc.net	/s/ Vicky Wu

Where applicable, the Escrow Agent will confirm the instructions received by return call to one of the telephone numbers listed below.

Telephone Number (including Country code)	Name

Test Word

Newyork16

B-1

ANNEX A

FORM OF REINCORPORATION CERTIFICATE

                    , 201

Citibank, N.A., as Escrow Agent

Agency & Trust

388 Greenwich Street, 14th Floor

New York, NY 10013

Attn: Mary Ellen Connolly

Fax: (973) 461-7191 or (973) 461-7192

Email: mary.e.connolly@citi.com

With a copy to (if by personal delivery, overnight courier or registered or certified mail):

Citibank, N.A., as Escrow Agent

Agency & Trust

480 Washington Blvd. 18th Floor

Jersey City, NJ 07310

Attn: Mary Ellen Connolly

This certificate is being delivered by WMI Holdings Corp., a corporation organized under the laws of the State of [Washington][Delaware] (the “Company”), pursuant to Section 2(a) of the Escrow Agreement, dated as of January 5, 2015, by and among the Company and Citibank, N.A., a national banking association organized and existing under the laws of the United States of America (“Citibank”) and acting through its Agency and Trust Division and solely in its capacity as escrow agent thereunder, and any successors appointed pursuant to the terms hereof (Citibank in such capacity, the “Escrow Agent”). Unless otherwise indicated, capitalized terms used but not defined herein shall have the respective meanings specified in the Escrow Agreement.

[To be inserted if the Reincorporation occurs on or prior to July 4, 2015] [The Company certifies to the Escrow Agent that the Reincorporation has occurred on or prior to July 4, 2015.

The Escrow Agent is hereby instructed to release $[5,500,000] of the Escrow Property, representing the 50% of the Citi Fee payable to Citigroup Global Markets Inc. pursuant to the Purchase Agreement, on             , 201    , which shall be the Escrow Release Date for purposes of this certificate, as follows:

Bank:

ABA#:

Account Name:

A/C#:

Ref:

Annex A - 1

Further, the Escrow Agent is hereby instructed to release $[8,250,000] of the Escrow Property, representing the 50% of the KCM Fee payable to KKR Capital Markets LLC pursuant to the Purchase Agreement, on             , 201    , which shall be the Escrow Release Date for purposes of this certificate, as follows:

Bank:

ABA#:

Account Name:

A/C#:

Ref:]

[To be inserted if the Reincorporation fails to occur on or prior to July 4, 2015] [The Company certifies to the Escrow Agent that the Reincorporation has failed to occur on or prior to July 4, 2015 by reason other than the failure to obtain the requisite shareholder approval for the Reincorporation.

The Escrow Agent is hereby instructed to release $[2,750,000] of the Escrow Property, representing the 25% of the Citi Fee payable to Citigroup Global Markets Inc. pursuant to the Purchase Agreement, on             , 201    , which shall be the Escrow Release Date for purposes of this certificate, as follows:

Bank:

ABA#:

Account Name:

A/C#:

Ref:]

WMI HOLDINGS CORP.

By:
Name:
Title:
Test Word:

Annex A - 2

ANNEX B

FORM OF ACQUISITION AND/OR ACQUISITION EXPENSES CERTIFICATE

                    , 201

Citibank, N.A., as Escrow Agent

Agency & Trust

388 Greenwich Street, 14th Floor

New York, NY 10013

Attn: Mary Ellen Connolly

Fax: (973) 461-7191 or (973) 461-7192

Email: mary.e.connolly@citi.com

With a copy to (if by personal delivery, overnight courier or registered or certified mail):

Citibank, N.A., as Escrow Agent

Agency & Trust

480 Washington Blvd. 18th Floor

Jersey City, NJ 07310

Attn: Mary Ellen Connolly

This certificate is being delivered by WMI Holdings Corp., a corporation organized under the laws of the State of [Washington][Delaware] (the “Company”), pursuant to Section 2(b) of the Escrow Agreement, dated as of January 5, 2015, by and among the Company and Citibank, N.A., a national banking association organized and existing under the laws of the United States of America (“Citibank”) and acting through its Agency and Trust Division and solely in its capacity as escrow agent thereunder, and any successors appointed pursuant to the terms hereof (Citibank in such capacity, the “Escrow Agent”). Unless otherwise indicated, capitalized terms used but not defined herein shall have the respective meanings specified in the Escrow Agreement.

The Company certifies to the Escrow Agent that the Escrow Property released pursuant to this certificate will be applied to finance the Company’s efforts to explore and/or to fund, in whole or in part, an Acquisition whether completed or not, including reasonable attorney fees and expenses, accounting expenses, due diligence and financial advisor fees and expenses.

The Escrow Agent is hereby instructed to release $[—] of the Escrow Property on             , 201    , which shall be the Escrow Release Date for purposes of this certificate, as follows:

Bank:

ABA#:

Account Name:

A/C#:

Ref:

Annex B - 1

[To be inserted if a Qualified Acquisition occurs prior to the Mandatory Redemption Date and the Reincorporation has occurred prior to July 4, 2015] [The Company certifies to the Escrow Agent that (i) the Acquisition referred to in this Acquisition Certificate is a Qualified Acquisition that has occurred prior to the Mandatory Redemption Date and (ii) the Reincorporation has occurred on or prior to July 4, 2015.

The Escrow Agent is hereby instructed to release $[4,000,000] of the Escrow Property, representing the remaining 50% of the Citi Fee minus the Structuring Fee payable to Citigroup Global Markets Inc. pursuant to the Purchase Agreement, on                     , 201    , which shall be the Escrow Release Date for purposes of this certificate, as follows:

Bank:

ABA#:

Account Name:

A/C#:

Ref:

Further, the Escrow Agent is hereby instructed to release $[8,250,000] of the Escrow Property, representing the remaining 50% of the KCM Fee payable to KKR Capital Markets LLC pursuant to the Purchase Agreement, on             , 201    , which shall be the Escrow Release Date for purposes of this certificate, as follows:

Bank:

ABA#:

Account Name:

A/C#:

Ref:]

WMI HOLDINGS CORP.

By:
Name:
Title:
Test Word:

Annex B - 2

ANNEX C

FORM OF PUT EVENT CERTIFICATE

                    , 201

Citibank, N.A., as Escrow Agent

Agency & Trust

388 Greenwich Street, 14th Floor

New York, NY 10013

Attn: Mary Ellen Connolly

Fax: (973) 461-7191 or (973) 461-7192

Email: mary.e.connolly@citi.com

With a copy to (if by personal delivery, overnight courier or registered or certified mail):

Citibank, N.A., as Escrow Agent

Agency & Trust

480 Washington Blvd. 18th Floor

Jersey City, NJ 07310

Attn: Mary Ellen Connolly

This certificate is being delivered by WMI Holdings Corp., a corporation organized under the laws of the State of [Washington][Delaware] (the “Company”), pursuant to Section 2(c) of the Escrow Agreement, dated as of January 5, 2015, by and among the Company and Citibank, N.A., a national banking association organized and existing under the laws of the United States of America (“Citibank”) and acting through its Agency and Trust Division and solely in its capacity as escrow agent thereunder, and any successors appointed pursuant to the terms hereof (Citibank in such capacity, the “Escrow Agent”). Unless otherwise indicated, capitalized terms used but not defined herein shall have the respective meanings specified in the Escrow Agreement.

The Company certifies to the Escrow Agent that (i) a Put Event has occurred, and certain Holders have properly tendered for repurchase their shares of outstanding Series B Preferred Stock pursuant to the Put Event Repurchase Offer, and (ii) the Escrow Property released pursuant to this certificate will be applied to pay the applicable Put Event Repurchase Price to such Holders on the Put Event Repurchase Date pursuant to the terms of the Certificate of Designation.

The Escrow Agent is hereby instructed to release $[—] of the Escrow Property on             , 201    , which shall be the Escrow Release Date for purposes of this certificate, as follows:1

[1]	Insert bank information for DTC in connection with the payment to Holders.

Annex C - 1

Bank:

ABA#:

Account Name:

A/C#:

Ref:

WMI HOLDINGS CORP.

By:
Name:
Title:
Test Word:

Annex C - 2

ANNEX D

FORM OF MANDATORY REDEMPTION CERTIFICATE

                    , 201

Citibank, N.A., as Escrow Agent

Agency & Trust

388 Greenwich Street, 14th Floor

New York, NY 10013

Attn: Mary Ellen Connolly

Fax: (973) 461-7191 or (973) 461-7192

Email: mary.e.connolly@citi.com

With a copy to (if by personal delivery, overnight courier or registered or certified mail):

Citibank, N.A., as Escrow Agent

Agency & Trust

480 Washington Blvd. 18th Floor

Jersey City, NJ 07310

Attn: Mary Ellen Connolly

This certificate is being delivered by WMI Holdings Corp., a corporation organized under the laws of the State of [Washington][Delaware] (the “Company”), pursuant to Section 2(d) of the Escrow Agreement, dated as of January 5, 2015, by and among the Company and Citibank, N.A., a national banking association organized and existing under the laws of the United States of America (“Citibank”) and acting through its Agency and Trust Division and solely in its capacity as escrow agent thereunder, and any successors appointed pursuant to the terms hereof (Citibank in such capacity, the “Escrow Agent”). Unless otherwise indicated, capitalized terms used but not defined herein shall have the respective meanings specified in the Escrow Agreement.

The Company certifies to the Escrow Agent that the Escrow Property released pursuant to this certificate will be applied to pay the applicable Mandatory Redemption Price to redeem all outstanding shares of the Series B Preferred Stock (including any unconverted shares of Series B Preferred Stock remaining after any Mandatory Conversion, including Unconverted Shares).

The Escrow Agent is hereby instructed to release $[—] of the Escrow Property on             , 201    , which shall be the Escrow Release Date for purposes of this certificate, as follows:2

[2]	Insert bank information for DTC in connection with the payment to Holders.

Annex D - 1

Bank:

ABA#:

Account Name:

A/C#:

Ref:

[To be inserted if a Qualified Acquisition has not occurred prior to the Mandatory Redemption Date and the Reincorporation has occurred prior to July 4, 2015] [The Company certifies to the Escrow Agent that (i) a Qualified Acquisition has failed to occur prior to the Mandatory Redemption Date and (ii) the Reincorporation has occurred on or prior to July 4, 2015.

The Escrow Agent is hereby instructed to release $[1,250,000] of the Escrow Property, representing 25% of the Citi Fee minus the Structuring Fee payable to Citigroup Global Markets Inc. pursuant to the Purchase Agreement, on             , 201    , which shall be the Escrow Release Date for purposes of this certificate, as follows:

Bank:

ABA#:

Account Name:

A/C#:

Ref:]

WMI HOLDINGS CORP.

By:
Name:
Title:
Test Word:

Annex D - 2

ANNEX E

FORM OF OFFERING EXPENSE CERTIFICATE

                    , 201

Citibank, N.A., as Escrow Agent

Agency & Trust

388 Greenwich Street, 14th Floor

New York, NY 10013

Attn: Mary Ellen Connolly

Fax: (973) 461-7191 or (973) 461-7192

Email: mary.e.connolly@citi.com

With a copy to (if by personal delivery, overnight courier or registered or certified mail):

Citibank, N.A., as Escrow Agent

Agency & Trust

480 Washington Blvd. 18th Floor

Jersey City, NJ 07310

Attn: Mary Ellen Connolly

This certificate is being delivered by WMI Holdings Corp., a corporation organized under the laws of the State of [Washington][Delaware] (the “Company”), pursuant to Section 2(e) of the Escrow Agreement, dated as of January 5, 2015, by and among the Company and Citibank, N.A., a national banking association organized and existing under the laws of the United States of America (“Citibank”) and acting through its Agency and Trust Division and solely in its capacity as escrow agent thereunder, and any successors appointed pursuant to the terms hereof (Citibank in such capacity, the “Escrow Agent”). Unless otherwise indicated, capitalized terms used but not defined herein shall have the respective meanings specified in the Escrow Agreement.

The Company certifies to the Escrow Agent that the Escrow Property released pursuant to this certificate will be applied to pay, or to reimburse the Company for, the costs and expenses relating to the Company’s issuance and offering of the Securities.

The Escrow Agent is hereby instructed to release $[—] of the Escrow Property on             , 201    , which shall be the Escrow Release Date for purposes of this certificate, as follows:

Bank:

ABA#:

Account Name:

A/C#:

Ref:

Annex E - 1

WMI HOLDINGS CORP.

By:
Name:
Title:
Test Word:

Annex E - 2

ANNEX F

FORM OF RELEASE CERTIFICATE

                    , 201

Citibank, N.A., as Escrow Agent

Agency & Trust

388 Greenwich Street, 14th Floor

New York, NY 10013

Attn: Mary Ellen Connolly

Fax: (973) 461-7191 or (973) 461-7192

Email: mary.e.connolly@citi.com

With a copy to (if by personal delivery, overnight courier or registered or certified mail):

Citibank, N.A., as Escrow Agent

Agency & Trust

480 Washington Blvd. 18th Floor

Jersey City, NJ 07310

Attn: Mary Ellen Connolly

This certificate is being delivered by WMI Holdings Corp., a corporation organized under the laws of the State of [Washington][Delaware] (the “Company”), pursuant to Section 2(f) of the Escrow Agreement, dated as of January 5, 2015, by and among the Company and Citibank, N.A., a national banking association organized and existing under the laws of the United States of America (“Citibank”) and acting through its Agency and Trust Division and solely in its capacity as escrow agent thereunder, and any successors appointed pursuant to the terms hereof (Citibank in such capacity, the “Escrow Agent”). Unless otherwise indicated, capitalized terms used but not defined herein shall have the respective meanings specified in the Escrow Agreement.

The Company certifies to the Escrow Agent that (i) a Qualified Acquisition was consummated on                     , 201    , and (ii) no shares of Series B Preferred Stock remain outstanding as of the date hereof.

The Escrow Agent is hereby instructed to release the remaining Escrow Property (after making any payments pursuant to any delivered Acquisition Certificate with respect to such Qualified Acquisition) on                     , 201    , which shall be the Escrow Release Date for purposes of this certificate, as follows:

Bank:

ABA#:

Account Name:

A/C#:

Ref:

Annex F - 1

WMI HOLDINGS CORP.

By:
Name:
Title:
Test Word:

Annex F - 2